Rule 497(e)
                                                             File Nos. 333-0115
                                                                  and 811-07549

                            SCHWAB SELECT ANNUITY(R)

                         SUPPLEMENT DATED APRIL 25, 2005
                 To the Prospectus dated April 30, 2004 for the
                        Variable Annuity-1 Series Account
                 of Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity(R) Contract Owner:

Recently, the Board of Trustees of the Scudder VIT Investment Funds, Inc. approved the liquidation of the following Portfolio:

Scudder VIT EAFE(R) Equity Index Fund - Class A Shares (the "liquidating Fund").

The redemption and liquidation of outstanding shares of the liquidating Fund is anticipated to take place on July 25, 2005 ("Redemption Date"). As a result, effective as of the Redemption Date, a Sub-Account investing in the liquidating Fund will be closed to new Contributions and incoming Transfers.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the liquidating Fund's Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Redemption Date, any assets invested in, and any allocations made to, the liquidating Fund's Sub-Account will be directed to the Schwab Money Market(TM) Portfolio Sub-Account.

If you have any assets invested in the Sub-Account of the liquidating Fund subsequent to the Redemption Date, they will be involuntarily redeemed and invested in the Schwab Money Market(TM) Portfolio Sub-Account.

Any transfer from the Sub-Account of the liquidating Fund into a Sub-Account of another Portfolio will not count against the first 12 free transfers you are entitled to as Owner of the Contract and will not incur a Transfer Fee.

You may elect to transfer your Variable Account Value in the Sub-Account of the liquidating Fund before the Redemption Date by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk(R) at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account of the liquidating Fund to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Select Annuity(R) remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

 This Supplement must be accompanied by or read in conjunction with the current
                       Prospectus, dated April 30, 2004.

                Please keep this supplement for future reference.



Securities, when offered, are offered through GWFS Equities, Inc., a wholly owned subsidiary of Great-West Life & Annuity Insurance Company. Investment options offered through a group fixed and variable deferred annuity issued by Great-West Life & Annuity Insurance Company. For more information about investment options, including fees and expenses, you may obtain applicable prospectuses and/or disclosure documents from your registered representative. Read them carefully before investing. Your Plan may offer one or more of the following annuity policy form numbers: (FCIRA/RO-4/94 & -10/97]. Not for use in New York.

Form#RPSA Cover Sticker 10/10/2003                                       1 of 1